Accrued Severance Pay, Net	12 Months Ended
Dec. 31, 2021
Restructuring and Related Activities [Abstract]
ACCRUED SEVERANCE PAY, NET

NOTE 22 — ACCRUED SEVERANCE PAY, NET

A.     Accrued Liability:

The Company is liable for severance pay to its employees pursuant to the applicable local laws prevailing in the respective countries of employment and employment agreements. For Israeli employees, the liability is partially covered by individual managers’ insurance policies under the name of the employee, for which the Company makes monthly payments. The Company may make withdrawals from the managers’ insurance policies only for the purpose of paying severance pay.

The amounts accrued and the amounts funded with managers’ insurance policies are as follows:

	December 31,
(USD in thousands)	2021	2020
Accrued severance pay	$56	$157
Less – amount funded	—	4
	$56	$153